Contract ID.: FT18966 Amendment No: 5 FORM OF TRANSPORTATION SERVICE AGREEMENT This Transportation Service Agreement (Agreement) is entered into by Great Lakes Gas Transmission Limited Partnership (Transporter) and TransCanada PipeLines Limited (Shipper). WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement. NOW, THEREFORE, Transporter and Shipper agree that the terms below constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter. 1. EFFECTIVE DATE: November 20, 2020 2. CONTRACT IDENTIFICATION: FT18966 3. RATE SCHEDULE: FT 4. SHIPPER TYPE: Other 5. STATE/PROVINCE OF INCORPORATION: Alberta 6. TERM: November 01, 2017 to October 31, 2027 Right of First Refusal: Transporter and Shipper agree that Shipper may extend the primary term of this Agreement by exercising a Contractual Right of First Refusal, pursuant to the procedures set forth in Section 6.16 of the General Terms and Conditions of Transporter's FERC Gas Tariff. 7. EFFECT ON PREVIOUS CONTRACTS: This Agreement supersedes, cancels and terminates, as of the effective date stated above, the following contract(s): Service Agreement dated November 13, 2020 with Contract Identification FT18966. 8. MAXIMUM DAILY QUANTITY (Dth/Day): Please see Appendix A for further detail. 9. RATES: Unless Shipper and Transporter have agreed to a rate other than the maximum rate, rates shall be Transporter's maximum rates and charges plus all applicable surcharges in effect from time to time under the applicable Rate Schedule (as stated above) on file with the Commission unless otherwise agreed to by the parties in writing. Provisions governing a Rate other than DocuSign Envelope ID: 35877161-A3AB-449B-B2C2-8F9193E51833D1D3FFCE-2968- 0A4-84A7-9B593E3F99A0

Contract ID.: FT18966 Amendment No: 5 the maximum shall be set forth in this Paragraph 9. Effective November 1, 2020, Shipper and Transporter agree that for service under this agreement from the point(s) of receipt on Appendix A, to the point(s) of delivery listed on Appendix A, the Reservation fee to be charged shall be fixed at $8.186/Dth plus the applicable utilization, fuel and ACA. Shipper will receive access to multiple Great Lakes Delivery Points as listed below at the primary path rate: Belle River Mills, Chippewa, Deward, Farwell and Rattle Run Where Transporter’s general system recourse reservation rate is higher than the fixed, negotiated rate state above, the Transporter may require Shipper to convert its negotiated rate to a discounted reservation rate equal to $8.186/Dth per month. Effective November 1, 2021, Shipper and Transporter agree that for service under this agreement from the point(s) of receipt listed on Appendix A, to the point(s) of delivery listed on Appendix A, the Reservation fee to be charged shall be fixed at $6.996/Dth plus the applicable utilization, fuel and ACA. Shipper will receive access to multiple Great Lakes Delivery Points as listed below at the primary path rate: Belle River Mills, Chippewa, Deward, Farwell and Rattle Run Where Transporter’s general system recourse reservation rate is higher than the fixed, negotiated rate stated above, the Transporter may require Shipper to convert its negotiated rate to a discounted reservation rate equal to $6.996/Dth per month. 10. POINTS OF RECEIPT AND DELIVERY: The primary receipt and delivery points are set forth on Appendix A. 11. RELEASED CAPACITY: N/A 12. INCORPORATION OF TARIFF INTO AGREEMENT: This Agreement shall incorporate and in all respects be subject to the "General Terms and Conditions" and the applicable Rate Schedule (as stated above) set forth in Transporter's FERC Gas Tariff, Third Revised Volume No. 1, as may be revised from time to time. Transporter may file and seek Commission approval under Section 4 of the Natural Gas Act DocuSign Envelope ID: 35877161-A3AB-449B-B2C2-8F9193E51833D1D3FFCE-2968- 0A4-84A7-9B593E3F99A0

Contract ID.: FT18966 Amendment No: 5 (NGA) at any time and from time to time to change any rates, charges or provisions set forth in the applicable Rate Schedule (as stated above) and the "General Terms and Conditions" in Transporter's FERC Gas Tariff, Third Revised Volume No. 1, and Transporter shall have the right to place such changes in effect in accordance with the NGA, and this Agreement shall be deemed to include such changes and any such changes which become effective by operation of law and Commission Order, without prejudice to Shipper's right to protest the same. 13. MISCELLANEOUS: No waiver by either party to this Agreement of any one or more defaults by the other in the performance of this Agreement shall operate or be construed as a waiver of any continuing or future default(s), whether of a like or a different character. Any controversy between the parties arising under this Agreement and not resolved by the parties shall be determined in accordance with the laws of the State of Michigan. 14. OTHER PROVISIONS (As necessary): It is agreed that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Partner, agent, management official or employee of the Transporter or any director, officer or employee of any of the foregoing, for any obligation of the Transporter arising under this Agreement or for any claim based on such obligation and that the sole recourse of Shipper under this Agreement is limited to assets of the Transporter. Upon termination of this Agreement, Shipper's and Transporter's obligations to each other arising under this Agreement, prior to the date of termination, remain in effect and are not being terminated by any provision of this Agreement. Transporter and Shipper agree that, pursuant to Section 6.2.1(h) of the General Terms and Conditions, this Agreement is subject to a Reduction Option as herein described: After November 20, 2020, Shipper shall have the right to reduce its contractual MDQ, or terminate this contract, effective on November 1st of the applicable year, provided that 349 days' prior written notice has been given to Great Lakes. 15. NOTICES AND COMMUNICATIONS: All notices and communications with respect to this Agreement shall be in writing by mail, e-mail, or other means as agreed to by the parties, and sent to the addresses stated below or to any other such address(es) as may be designated in writing by mail, e-mail, or other means similarly agreed to: DocuSign Envelope ID: 35877161-A3AB-449B-B2C2-8F9193E51833D1D3FFCE-2968- 0A4-84A7-9B593E3F99A0

Contract ID.: FT18966 Amendment No: 5 ADMINISTRATIVE MATTERS: Great Lakes Gas Transmission Limited Partnership Commercial Operations 700 Louisiana Street, Suite 700 Houston, TX 77002-2700 TransCanada PipeLines Limited 450 1st Street SW Calgary, AB T2P 5H1 Attn: Lisa Jamieson AGREED TO BY: GREAT LAKES GAS TRANSMISSION TransCanada PipeLines Limited LIMITED PARTNERSHIP By: Great Lakes Gas Transmission Company By: By: Title: Title: By: Title: DocuSign Envelope ID: 35877161-A3AB-449B-B2C2-8F9193E51833 Director, Marketing Vice President D1D3FFCE-2968- 0A4-84A7-9B593E3F99A0 Director, Trans. Acct.& Contracts

APPENDIX A CONTRACT IDENTIFICATION: FT18966 Date: November 20, 2020 Supersedes Appendix Dated: November 13, 2020 Shipper: TransCanada PipeLines Limited Maximum Daily Quantity (Dth/Day) per Location: Begin Date End Date Point(s) of Primary Receipt Point(s) of Primary Delivery MDQ 11/1/2017 10/31/2027 EMERSON RECEIPT ST CLAIR DELIVERY 711,000 DocuSign Envelope ID: 35877161-A3AB-449B-B2C2-8F9193E51833D1D3FFCE-2968- 0A4-84A7-9B593E3F99A0